SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): September 22, 2000
                                                        (September 8, 2000)



                             LASERSIGHT INCORPORATED
                             -----------------------

              Exact name of registrant as specified in its charter



                                    Delaware
                                    --------

                  State or other jurisdiction of incorporation



         0-19671                                           65-0273162
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  Commission File Number                                I.R.S. Employer
                                                       Identification No.


        3300 University Boulevard, Suite 140, Winter Park, Florida 32792
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                     Address of Principal Executive offices

       Registrant's telephone number, including area code: (407) 678-9900
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Item 5.  Other Events

On September 8, 2000, LaserSight completed a $6.0 million private placement of common stock with warrants to purchase additional shares of common stock. A copy of the Securities Purchase Agreement, Warrant Agreements and Registration
Rights Agreements with BayStar Capital, L.P. and BayStar International, Ltd. are included as exhibits hereto and are incorporated by reference herein.

On September 22, 2000, LaserSight issued a press release describing the private placement and product related updates. The press release is included as an exhibit hereto and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         Exhibit 99.1   Press Release dated September 22, 2000

         Exhibit 99.2 Securities Purchase Agreement dated September 8, 2000 among LaserSight Incorporated, BayStar Capital, L.P. and BayStar International, Ltd. The Company undertakes to provide to the Commission upon its request the schedules omitted from this exhibit.

         Exhibit 99.3 Warrant agreement dated September 8, 2000 among LaserSight Incorporated and BayStar Capital, L.P.

         Exhibit 99.4 Warrant agreement dated September 8, 2000 among LaserSight Incorporated and BayStar International, Ltd.

         Exhibit 99.5 Registration Rights Agreement dated January 31, 2000 among LaserSight Incorporated, BayStar Capital, L.P. and BayStar International, Ltd.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LaserSight Incorporated



Date:   September 22, 2000              By: /s/Michael R. Farris
                                            --------------------------
                                            Michael R. Farris
                                            Chief Executive Officer